SETTLEMENT AGREEMENT

         THIS AGREEMENT is made and entered into as of the 28th day of January, 1999 by and between TTR Technologies, Inc., a Delaware corporation (hereafter "TTR" or the "Company") and Ephod Israel Group ( hereafter the "Consultant").

                              W I T N E S S E T H

         WHEREAS, the Company is in the business developing and marketing various software products and components;

         WHEREAS, Consultant has during the course of the previous 24 months provided to the Company general financial and investment advice to the Company, including without limitation, locating and interesting strategic investors, considering potential purchasers of the Company and locating other potential areas of joint cooperation and development (hereinafter the "Services") all of which have been critical to the operations of the Company;

         WHEREAS, the Company desires remunerate the Consultant in full for all Services rendered to date;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and undertakings of the parties, it is hereby agreed:

1. Compensation For services rendered hereunder, and in full and final payment thereof, the Company hereby issues to Consultant 265,000 shares of the Company's Common Stock, par value $0.001 (the "Common Stock" or "Securities").

2. Representations of Consultant Respecting the Securities.

         2.1 General Restriction on Transfer. Except for transfers otherwise permitted by this Agreement or applicable law, Consultant agrees that it will not transfer any of the Securities.

         2.2 Not for Resale. Consultant represents that it is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Consultant agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of the Securities unless such Transfer complies with the provisions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Securities Act"), or (ii) counsel for Consultant shall have furnished the Company with an opinion, reasonably acceptable to the Company, that no such registration is required because of the availability of an exemption under the Securities Act.

         2.3 Certain Permitted Transfers. (i) Notwithstanding the general prohibition on Transfers contained herein, the Company acknowledges and agrees that any Transfer in a private transaction which does not include a public distribution is permitted and need not require an opinion of counsel, provided, that prior to such Transfer, the transferee shall deliver to the Company a valid written undertaking to be bound by the terms of this Agreement.

          (ii) From and after the date on which the Company (i) shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in respect of the Common Stock or (ii) engaged in a primary or secondary offering of shares of Common Stock pursuant to an effective

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     registration  statement  under the Securities Act (either of which event, a
     "Public Offering"), Consultant may sell at any time any of its Securities in a Rule 144 Transaction (as hereinafter defined); provided, that, each such sale shall be made in compliance with Section 4.4 below.

         2.4 Rule 144 Sales. If any of the Securities are disposed of according to Rule 144 ("Rule 144 Transaction") under the Securities Act or otherwise, Consultant shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to filed with the Securities and Exchange Commission.

3. Proprietary Information;

         3.1 The term "Information" means any and all confidential and proprietary information including but not limited to any and all specifications, formulae, prototypes, software design plans, computer programs, and any and all records, data, methods, techniques, processes and projections, plans, marketing information, materials, financial statements, memoranda, analyses, notes, and other data and information (in whatever form), as well as improvements and know-how related thereto, relating to the Company or its products. Information shall not include information that (a) was already known to or independently developed by the Consultant prior to its disclosure as demonstrated by reasonable and tangible evidence satisfactory to the Company; (b) shall have appeared in any printed publication or patent or shall have become part of the public knowledge except as a result of breach of this Agreement by the Consultant or similar agreements by other Company consultants or employees (c) shall have been received by the Consultant from another person or entity having no obligation to the Company or (d) is approved in writing by the Company for release by the Consultant.

         3.2 The Consultant agrees to hold in trust and confidence all Information disclosed to it and further confirms that it did exploit or disclose the Information to any other person or entity or use the Information directly or indirectly for any purpose other than for its work with the Company.

         3.3 The Consultant acknowledges and agrees that the Information furnished by the Company to it is and shall remain proprietary to the Company. Unless otherwise required by statute or government rule or regulation, all copies of the Information, shall be returned to the Company immediately upon request without retaining copies thereof.

4. Registration

         The Company has agreed to include the Securities in any registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with a public offering of Common Stock, provided that the managing underwriter in the public offering consents to such inclusion and subject to any terms or conditions, including lock-ups, that such underwriter may place on the Securities. There can be no assurance that a public offering will be undertaken or consummated.

5. General Provisions

         5.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall not be amended, modified or varied by any oral agreement or representation or otherwise other than by a written instrument executed by both parties or their duly authorized representatives.

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         5.2 No failure, delay or forbearance by a party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or non-performance by either party of any of the terms or conditions hereof.

         5.3 The terms and conditions of this Agreement supersede those of all previous agreements and arrangements, either written or oral between the Company and Consultant relating to the subject thereof.

         5.4 Consultant acknowledges and agrees that he is an independent contractor, is not the agent of the Company and has no authority in such capacity to bind or commit the Company by or to any contract or otherwise. Consultant is not, expressly or by implication, an employee of the Company for any purpose whatsoever.

         5.5 This Agreement shall be interpreted, construed and governed in accordance with the law of the State of New York.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




TTR Technologies, Inc.              Ephod Israel Group


/s/ MARC TOKAYER                    /s/ Aaron Fischman
------------------------                -------------------------
    Marc Tokayer                        Aaron Fischman

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